FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2022
Nonoperating Income (Expense) [Abstract]
Schedule of Financial (Expenses), Net
	Year ended December 31,
	2022	2021
Financial expenses:
Interest, bank charges and fees	$(1,770)	$(3,642)
Exchange differences, net	19	246
Total financial expenses	(1,751)	(3,396)

Financial income:
Interest income	-	-
Total financial income	-	-

Total financial expenses, net	$(1,751)	$(3,396)